EXHIBIT 10.8

GSC ACQUISITION COMPANY

INITIAL FOUNDER’S SHARES

PURCHASE AGREEMENT

THIS INITIAL FOUNDER’S SHARES PURCHASE AGREEMENT (this “Agreement”), dated as of December 12, 2006, is entered into by and among GSC Acquisition Company, a Delaware corporation (the “Company”), GSC Secondary Interest Fund, LLC, a Delaware limited liability company (the “Seller”) and Edward A. Mueller and James K. Goodwin (each a “Purchaser” and collectively the “Purchasers”).

WHEREAS, the Company intends to file a registration statement (the “Registration Statement”) for the initial public offering of units (the “Initial Public Offering”), each unit consisting of one share of the Company’s common stock, par value $0.001 per share (a “Share”), and one warrant to purchase one Share at an exercise price of $6.00 per Share.

WHEREAS, pursuant to the Initial Founder’s Securities Purchase Agreement dated as of November 7, 2006 between the Company and Seller (the “Securities Purchase Agreement”), Seller purchased 5,468,750 Shares from the Company.

WHEREAS, the Purchasers desire to purchase and the Seller desires to sell, upon the terms and conditions set forth in this Agreement, the number of Initial Founder’s Shares set forth on Schedule A hereto (the “Initial Founder’s Shares”) at a price per Share equal to $.0046 (the “Initial Founder’s Shares Purchase Price”).

NOW THEREFORE, in consideration of the mutual promises contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties to this Agreement hereby agree as follows:

Section 1. Authorization, Purchase and Sale; Terms of the Initial Founder’s Shares.

A.  Authority to Sell. The Seller represents that it is authorized to sell the Initial Founder’s Shares to the Purchasers in accordance with the terms hereof.

B. Purchase and Sale of the Initial Founder’s Shares. On the date hereof, the Seller shall sell to each Purchaser and each Purchaser shall purchase from the Seller, the number of Initial Founder’s Shares set forth opposite the name of such Purchaser on Schedule A hereto for the Initial Founder’s Shares Purchase Price. The Seller shall cause the Company to deliver certificates evidencing the Initial Founder’s Shares to be purchased by each Purchaser hereunder, registered in such Purchaser’s name, upon the payment by such Purchaser of the Initial Founder’s Shares Purchase Price for each Initial Founder’s Share to be purchased, by wire transfer of immediately available funds to the Seller in accordance with the Seller’s wiring instructions.

C. Terms of the Initial Founder’s Shares.

i. Initial Founder’s Shares: The Initial Founder’s Shares shall have the terms set forth in the Certificate of Incorporation of the Company and the Initial Founder’s Share Certificate attached as Exhibit A hereto. Without limiting the foregoing, each Purchaser hereby expressly agrees that if the Company consummates the Initial Public Offering, then (i) in connection with the stockholder vote required to approve a merger, capital stock exchange, asset acquisition or other similar business combination with one or more businesses or assets (a “Business Combination”), such Purchaser agrees to vote the Initial Founder’s Shares held by him in accordance with a majority of the shares of common stock voted by holders of shares of common stock issued in the Initial Public Offering and (ii) each Purchaser agrees to waive any right to participate in any liquidation distribution to the extent set forth in Section 2.D of this Agreement.

ii. Transfer Restrictions: In addition to the restrictions on transfer set forth in Section 5 hereof, each Purchaser agrees not sell or transfer the Initial Founder’s Shares for a period of three years from the consummation of the Initial Public Offering except to the Seller or its affiliates, provided that such transferee agrees in writing with the Company to be subject to the transfer restrictions set forth in the Securities Purchase Agreement.

iii. Registration Rights: In connection with the closing of the Initial Public Offering, the Company, the Seller and each Purchaser shall enter into an agreement (the “Registration Rights Agreement”) granting the Seller and the Purchasers registration rights with respect to the Initial Founder’s Shares.

iv. Seller Repurchase: Each Purchaser agrees that if at any time prior to the consummation of the Company’s initial business combination such Purchaser resigns from, or is removed for cause from, the board of directors of the Company then concurrently therewith such Purchaser shall sell to the Seller all Initial Founder’s Shares owned by him at a price per Share equal to the Initial Founder’s Shares Purchase Price.

Section 2. Representations and Warranties of the Purchasers.

As a material inducement to the Company and the Seller to enter into this Agreement and for the Seller to sell the Initial Founder’s Shares, each Purchaser severally and not jointly hereby represents and warrants to the Seller and the Company that:

A. Capacity and State Law Compliance. Such Purchaser has engaged in the transactions contemplated by this Agreement within a state in which the offer and sale of the Initial Founder’s Shares is permitted under applicable securities laws.

B. Authorization. This Agreement constitutes a valid and binding obligation of such Purchaser, enforceable in accordance with its terms.

C. Investment Representations.

(i) Such Purchaser is acquiring the Initial Founder’s Shares for his own account, for investment only and not with a view towards, or for resale in connection with, any public sale or distribution thereof.

(ii) Such Purchaser is an “accredited investor” as such term is defined in Rule 501(a)(3) of Regulation D.

(iii) Such Purchaser understands that the Initial Founder’s Shares are being offered and will be sold to him in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws and that the Seller and the Company are relying upon the truth and accuracy of, and such Purchaser’s compliance with, the representations and warranties of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire such Initial Founder’s Shares.

(iv) Such Purchaser did not decide to enter into this Agreement as a result of any general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act of 1933, as amended (the “Securities Act”).

(v) Such Purchaser has been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Initial Founder’s Shares which have been requested by such Purchaser. Such Purchaser has been afforded the opportunity to ask questions of the executive officers and directors of the Company. Such Purchaser understands that his investment in the Initial Founder’s Shares involves a high degree of risk. Such Purchaser has sought such accounting, legal and tax advice as such Purchaser has considered necessary to make an informed investment decision with respect to such Purchaser’s acquisition of the Initial Founder’s Shares.

(vi) Such Purchaser understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Initial Founder’s Shares or the fairness or suitability of the investment in the Initial Founder’s Shares by such Purchaser nor have such authorities passed upon or endorsed the merits of the offering of the Initial Founder’s Shares.

(vii) Such Purchaser understands that: (a) the Initial Founder’s Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder or (B) sold in reliance on an exemption therefrom; and (b) except as specifically set forth in the Registration Rights Agreement, neither the Company nor any other person is under any obligation to register the Initial Founder’s Shares under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. In this regard, such Purchaser understands that the Securities and Exchange Commission has taken the position that promoters or affiliates of a blank check company and their transferees, both before and after a Business Combination, are deemed to be “underwriters” under the Securities Act when reselling the securities of a blank check company. Based on that position, Rule 144 adopted pursuant to the Securities Act would not be available for resale transactions of the Initial Founder’s Shares despite technical compliance with the requirements of such Rule, and the Initial Founder’s Shares can be resold only through a registered offering or in reliance upon another exemption from the registration requirements of the Securities Act. Such Purchaser is able to bear the economic risk of his investment in the Initial Founder’s Shares for an indefinite period of time.

(viii) Such Purchaser has such knowledge and expertise in financial and business matters, knows of the high degree of risk associated with investments generally and particularly investments in the securities of companies in the development stage such as the Company, is capable of evaluating the merits and risks of an investment in the Initial Founder’s Shares and is able to bear the economic risk of an investment in the Initial Founder’s Shares in the amount contemplated hereunder. Such Purchaser has adequate means of providing for his current financial needs and contingencies and will have no current or anticipated future needs for liquidity which would be jeopardized by the investment in the Initial Founder’s Shares. Such Purchaser can afford a complete loss of his investment in the Initial Founder’s Shares.

D. Waiver of Right to Amounts in the Trust Account and Indemnification.

(i) Such Purchaser hereby waives any and all right, title, interest or claim of any kind in or to any distribution of the trust account established by the Company for the deposit of proceeds from the Initial Public Offering and the sale of the Initial Founder’s Warrants as defined in the Securities Purchase Agreement, as a result of any liquidation of the trust account, with respect to the Initial Founder’s Shares (“Claim”) and hereby waives any Claim he may have in the future as a result of, or arising out of, any contracts or agreements with the Company and will not seek recourse against the trust account for any reason whatsoever except for any amounts to which he may be entitled upon liquidation of the Company in respect of such Purchaser’s ownership of Shares other than the Initial Founder’s Shares.

(ii) Such Purchaser acknowledges and agrees that the stockholders of the Company, including those who purchase the units in the Initial Public Offering, are and shall be third-party beneficiaries of the foregoing provisions of Section 2.D. of this Agreement.

(iii) Such Purchaser agrees that to the extent any waiver of rights under this Section 2.D. is ineffective as a matter of law, such Purchaser has offered such waiver for the benefit of the Seller and the Company as an equitable right that shall survive any statutory disqualification or bar that applies to a legal right. Such Purchaser acknowledges the receipt and sufficiency of consideration received from the Seller and the Company hereunder in this regard.

Section 3. Survival of Representations and Warranties.

All of the representations and warranties contained herein shall survive the purchase of the Initial Founder’s Shares hereunder.

Section 4. Definitions.

Terms used but not otherwise defined in this Agreement shall have the meaning assigned such terms in the Registration Statement.

Section 5. Miscellaneous.

A. Legends.

(i) The certificates evidencing the Initial Founder’s Shares will include the legend set forth on Exhibit A hereto, which each Purchaser has read and understands.

(ii) By accepting the Initial Founder’s Shares, each Purchaser agrees, prior to any transfer of the Initial Founder’s Shares, to give written notice to the Company expressing his desire to effect such transfer and describing briefly the proposed transfer. Upon receiving such notice, the Company shall present copies thereof to its counsel and each Purchaser agrees not to make any disposition of all or any portion of the Initial Founder’s Shares unless and until:

(a) there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement, in which case the legends set forth above with respect to the Initial Founder’s Shares sold pursuant to such registration statement shall be removed; or

(b) if reasonably requested by the Company, (A) each Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such Initial Founder’s Shares under the Securities Act, (B) the Company shall have received customary representations and warranties regarding the transferee that are reasonably satisfactory to the Company signed by the proposed transferee and (C) the Company shall have received an agreement by such transferee to the restrictions contained in the legend referred to in (i) hereof.

Notwithstanding the foregoing, each Purchaser also understands and acknowledges that the transfer of the Initial Founder’s Shares are subject to additional specific conditions to such transfer as outlined herein as to which each Purchaser specifically assents by his execution hereof.

(iii) The Company may, from time to time, make stop transfer notations in its records and deliver stop transfer instructions to its transfer agent to the extent its counsel considers it necessary to ensure compliance with federal and state securities laws and the transfer restrictions contained elsewhere in this Agreement.

B. Successors and Assigns. Except as otherwise expressly provided herein, all covenants and agreements contained in this Agreement by or on behalf of any of the parties hereto shall bind and inure to the benefit of the respective successors of the parties hereto whether so expressed or not. Notwithstanding the foregoing or anything to the contrary herein, the parties may not assign this Agreement.

C. Severability. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

D. Counterparts. This Agreement may be executed simultaneously in two or more counterparts, none of which need contain the signatures of more than one party, but all such counterparts taken together shall constitute one and the same agreement.

E. Descriptive Headings; Interpretation. The descriptive headings of this Agreement are inserted for convenience only and do not constitute a substantive part of this Agreement. The use of the word “including” in this Agreement shall be by way of example rather than by limitation.

F. Governing Law. This Agreement shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State. The parties agree that, all actions and proceedings arising out of this Agreement or any of the transactions contemplated hereby, shall be brought in the United States District Court for the Southern District of New York or in a New York State Court in the County of New York and that, in connection with any such action or proceeding, submit to the jurisdiction of, and venue in, such court. Each of the parties hereto also irrevocably waives all right to trial by jury in any action, proceeding or counterclaim arising out of this Agreement or the transactions contemplated hereby.

G. Notices. All notices, demands or other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given when delivered personally to the recipient, sent to the recipient by reputable overnight courier service (charges prepaid) or mailed to the recipient by certified or registered mail, return receipt requested and postage prepaid. Such notices, demands and other communications shall be sent:

If to the Company: GSC Acquisition Company
500 Campus Drive, Suite 220
Florham Park, NJ 07932
Fax No.: 973-437-1037

With a copy to: Deanna L. Kirkpatrick
Davis Polk & Wardwell
450 Lexington Avenue
New York, NY 10017
Fax No.: 212-450-3135

If to the Seller: GSC Secondary Interest Fund, LLC
c/o GSC Group
300 Campus Drive, Suite 110
Florham Park, NJ 07932
Fax No.: 973-593-5454

If to the Purchasers:
To the address set forth under the name
of such Purchaser in Schedule A hereto

or to such other address or to the attention of such other person as the recipient party has specified by prior written notice to the sending party.

H. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Purchase Agreement on the date first written above.

GSC ACQUISITION COMPANY /s/ Matthew C. Kaufman
By:	Matthew C. Kaufman President and Secretary

GSC SECONDARY INTEREST FUND, LLC
By:	GSCP (NJ) Holdings, L.P., its sole member
By:	GSCP (NJ), Inc., its general partner /s/ Matthew C. Kaufman
By:	Matthew C. Kaufman Managing Director

EDWARD A. MUELLER /s/ Edward A. Mueller

JAMES K. GOODWIN /s/ James K. Goodwin

Exhibit A

[SPECIMEN INITIAL FOUNDER’S COMMON STOCK CERTIFICATE]

NUMBER	SHARES

CUSIP

GSC ACQUISITION COMPANY INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE COMMON STOCK

SEE REVERSE FORCERTAIN DEFINITIONS
This Certifies that

is the owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE PAR VALUE OF $0.001"
EACH OF THE COMMON STOCK OF

GSC ACQUISITION COMPANY

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
GSC Acquisition Company CORPORATE DELAWARE
SEAL

PRESIDENT	SECRETARY

DELAWARE

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT –		Custodian
TEN ENT	as tenants by the entireties		(Cust)		(Minor)
JT TEN	as joint tenants with right of survivorship and
	not as tenants in common		under Uniform Gifts to Minors Act
(State)

Additional Abbreviations may also be used though not in the above list.

GSC Acquisition Company

The Corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the shares represented hereby are issued and shall be held subject to all the provisions of the Certificate of Incorporation and all amendments thereto and resolutions of the Board of Directors providing for the issue of shares of Preferred Stock (copies of which may be obtained from the secretary of the Corporation), to all of which the holder of this certificate by acceptance hereof assents.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED, SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF UNLESS REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. THESE SECURITIES ARE ALSO SUBJECT TO (i) ADDITIONAL RESTRICTIONS ON TRANSFER OR SALE AND (ii) VOTING REQUIREMENTS AND HOLDERS OF THE SECURITIES WAIVE ANY RIGHT TO PARTICIPATE IN A LIQUIDATION DISTRIBUTION IN CERTAIN CIRCUMSTANCES, IN EACH CASE PURSUANT TO AN INITIAL PURCHASER’S SECURITIES PURCHASE AGREEMENT DATED NOVEMBER 7, 2006, A COPY OF WHICH CAN BE OBTAINED FROM THE COMPANY AT ITS EXECUTIVE OFFICES.

SECURITIES EVIDENCED BY THIS CERTIFICATE WILL BE ENTITLED TO REGISTRATION RIGHTS UNDER A REGISTRATION RIGHTS AGREEMENT TO BE EXECUTED BY THE CORPORATION.

For value received, __________________________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL
   SECURITY OR OTHER
          IDENTIFYING
NUMBER OF ASSIGNEE

______________________________________________________________________________
                            (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)
______________________________________________________________________________

______________________________________________________________________________

__________________________________________________________________________________________________shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

_______________________________________________________________________________________________Attorney

to transfer the said stock on the books of the within named Corporation will full power of substitution in the premises.

Dated__________________
    ______________________________
    Notice: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

_____________________________________________________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT
UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

SCHEDULE A

Edward A. Mueller	27,344
3650 Paradise Drive
Tiburon, CA 94920

James K. Goodwin	27,344
5 Stone Fence Lane
Stamford, CT 06903
Fax: 203-461-9753